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                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (Date of earliest event reported): June 3, 2002




                    TMBR/SHARP DRILLING, INC.
      (Exact Name of Registrant as Specified in Its Charter)


            TEXAS                         0-12757              75-1835108
   (State or other jurisdiction       (Commission File        (IRS Employer
 of Incorporation or organization)         Number)          Identification No.)

     4607 W. Industrial, Midland, Texas                     79703
  (Address of Principal Executive Offices)                (Zip Code)



                           915-699-5050
       (Registrant's telephone number, including area code)








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Item 4.  Changes in Registrant's Certifying Accountant.

     Effective June 3, 2002, KPMG LLP was engaged as the new independent accountant for TMBR/Sharp Drilling, Inc. (the "Company"). The decision to engage KPMG was recommended and approved by the Audit Committee of the Board of Directors of the Company and was also approved by the Board of Directors at its meeting on June 3, 2002.

     During the two fiscal years ended March 31, 2000 and March 31, 2001 and the period from April 1, 2001 to June 3, 2002, the Company did not consult KPMG LLP regarding the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either the subject of a disagreement or a reportable event.







































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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TMBR/SHARP DRILLING, INC.


                                   By: /s/   Thomas C. Brown
                                       -----------------------------
                                        Thomas C. Brown, Chairman of
                                           the Board of Directors

Dated:    June 10, 2002



































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